Other, net	12 Months Ended
Dec. 31, 2016
Other Income and Expenses [Abstract]
Other, net
Other, net
For the years ended December 31, 2014, 2015 and 2016, Other, net were primarily made up of the following: (i) foreign exchange rate gains (losses) due to the revaluation of foreign currency receivables and payables and, (ii) the reversal of an indemnification asset related to an uncertain tax position and the related interest - See Note 10 - Income taxes as follows:

	Year ended December 31,
(in thousands)	2014	2015	2016
Foreign exchange rate gains (losses), net	€(1,558)	€(1,006)	€16
Indemnification asset and related interest	123	(1,661)	—
Other expenses	€—	€—	€(155)
Total	€(1,435)	€(2,667)	€(139)